                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              April 20, 2007
--------------------------------------------------------------------------------



                           ENZON PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-12957                 22-2372868
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)   (IRS Identification No.)
     of incorporation)


          685 Route 202/206, Bridgewater, New Jersey             08807
--------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code            (908) 541-8600
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 20, 2007, Enzon Pharmaceuticals, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has granted full approval for DepoCyt(r) for the treatment of patients with lymphomatous meningitis. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           Press Release of Enzon Pharmaceuticals, Inc. dated April 20, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2007


                                       By: /s/  Craig A. Tooman
                                           -------------------------------------
                                           Craig A. Tooman
                                           Executive Vice President, Finance and
                                           Chief Financial Officer